ID No. 221                                                          EXHIBIT 10.4
                              AG CAPITAL COMPANY
                           LOAN AGREEMENT AMENDMENT
                                                              Glyndon, Minnesota
                                                                 August 19, 1996

     The Loan Agreement between Ag Capital Company, "AGCAPCO", and RDO Equipment Co., a North Dakota corporation, d/b/a in certain locations as McLean County Implement, Inc. and Red River Implement, Inc., "BORROWER", dated July 25,
1996, hereinafter referred to as "Loan Agreement", is hereby amended as follows:

     The "REPAYMENT" section of the Loan Agreement regarding Seasonal Loan, Note No. 23650, shall be amended as follows:

     Seasonal Loan, Note No. 23650, of not to exceed $13,060,000, shall mature and all outstanding principal shall be payable on June 1, 1997.

     Except as expressly modified by the terms of this Loan Agreement Amendment, all of the terms and conditions of the Loan Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this agreement this 19th day of August, 1996.


AGCAPCO:         Ag Capital Company

                 By
                   ------------------------
                 Thomas K. Espel, Manager


AGREED AND ACCEPTED

BORROWERS:       RDO Equipment Co., a North Dakota corporation
                 d/b/a in certain locations as McLean County Implement, Inc.
                 and Red River Implement, Inc.)


                 By
                   ------------------------
                 Ronald D. Offutt, President


                 By
                   ------------------------
                 Allan F. Knoll, Secretary


August 19, 1996                        1              LOAN AGREEMENT AMENDMENT

ID No. 221
                              AG CAPITAL COMPANY
                                LOAN AGREEMENT

THIS AGREEMENT, made and entered into by and between Ag Capital Company, a Delaware corporation whose address is P.O. Box 7070, Fargo, North Dakota 58109-7070, hereinafter called "AGCAPCO;" and, RDO Equipment Co., a North Dakota corporation, whose address is 2829 South University Drive, P.O. Box 7160, Fargo, North Dakota 58109-7160, d/b/a in certain locations as McLean County Implement, Inc., and Red River Implement, Inc., hereinafter called "BORROWER";

WITNESSETH THAT, AGCAPCO agrees to make the following New Loans to BORROWER, to acknowledge Transferred Loans, and to consolidate Present Loans hereunder, subject to all the security, terms and conditions of this Loan Agreement:

                                  NEW LOANS
                   $13,245,000.00 - Seasonal Loan, Note No. 23650
                     8,500,000.00 - Bridge Loan, Note No. 23640
                   --------------
                   $21,745,000.00 - TOTAL NEW LOANS

                              TRANSFERRED LOANS
                       (Transferred from PROffutt, Ltd.)
                   $   771,538.62 - Term Loan, Note No. 5800
                       234,081.25 - Term Loan, Note No. 10050
                        68,047.52 - Term Loan, Note No. 12690
                       389,722.88 - Term Loan, Note No. 12700
                       362,680.71 - Term Loan, Note No. 17610
                       837,907.03 - Term Loan, Note No. 20050
                   --------------
                   $ 2,663,978.01 - TOTAL TRANSFERRED LOANS

                               PRESENT LOANS
                   $    40,358.69 - Term Loan, Note No. 4550
                        99,825.30 - Term Loan, Note No. 4560
                        15,000.00 - Term Loan, Note No. 4580
                       223,281.83 - Term Loan, Note No. 4910
                       884,971.77 - Term Loan, Note No. 20020
                   --------------
                   $ 1,263,437.59 - TOTAL PRESENT LOANS

                                TOTAL LOANS
                   $    40,358.69 - Term Loan, Note No. 4550
                        99,825.30 - Term Loan, Note No. 4560
                        15,000.00 - Term Loan, Note No. 4580
                       223,281.83 - Term Loan, Note No. 4910
                       771,538.62 - Term Loan, Note No. 5800
                       234,081.25 - Term Loan, Note No. 10050
                        68,047.52 - Term Loan, Note No. 12690
                       389,722.88 - Term Loan, Note No. 12700
                       362,680.71 - Term Loan, Note No. 17610
                       837,907.03 - Term Loan, Note No. 20050
                       884,971.77 - Term Loan, Note No. 20020
                    13,245,000.00 - Seasonal Loan, Note No. 23650
                     8,500,000.00 - Bridge Loan, Note No. 23640
                   --------------
                   $25,672,415.60 - TOTAL LOANS


July 25, 1996                          1                       LOAN AGREEMENT

PURPOSE: The proceeds of the loans hereunder shall be used to assist in financing BORROWER's current asset needs, specifically new industrial equipment inventories other than John Deere, assist in meeting operating expenses; fund fixed assets; fund acquisition of assets in Fort Worth, Irving and Waco, Texas; fund acquisition of land and buildings from PROffutt Limited Partnership, and for no other purpose.

     NOTE NO.      DESCRIPTION
      4550         Washburn Ag Retail Store (McLean County Implement, Inc.)
      4560         Grand Forks Industrial Retail Store
      4580         Equipment Note
      4910         Breckenridge Ag Retail Store (Red River Implement, Inc.)
      5800         Burnsville Industrial Retail Store
     10050         Fargo Industrial Retail Store
     12690         Minot Industrial Retail Store
     12700         Sauk Rapids Industrial Retail Store
     17610         Flagstaff Industrial Retail Store
     20020         Casselton Ag Retail Store
     20050         San Diego Industrial Retail Store
     23640         Bridge Loan
     23650         Seasonal Note

INTEREST: Unless fixed rates are selected according to the FIXED RATE ADVANCES AND MATURITIES section of this agreement, all outstanding loan balances hereunder shall bear interest at a rate of interest as follows:

      Term Loan, Note No. 4550: 7.99% (Fixed to 8/15/96)
      Term Loan, Note No. 4580: Prime
      Term Loan, Note No. 4560: 9.90% (Fixed to maturity)
      Term Loan, Note No. 4910: 9.70% (Fixed to maturity)
      Term Loan, Note No. 5800: 8.60% (Fixed to maturity)
      Term Loan, Note No. 10050: 8.60% (Fixed to maturity)
      Term Loan, Note No. 12690: 8.60% (Fixed to maturity)
      Term Loan, Note No. 12700: 8.60% (Fixed to maturity)
      Term Loan, Note No. 17610: 8.93% (Fixed to maturity)
      Term Loan, Note No. 20020: 7.58% (Fixed to 7/31/96)
      Term Loan, Note No. 20050: 7.97% (Fixed to 1/1/03)
      Bridge Loan, Note No. 23640: Prime
      Seasonal Loan, Note No. 23650: Prime

("Prime" shall be the highest Prime rate reported in the WALL STREET JOURNAL, Midwest Edition, as it adjusts daily. If such rate is not published in the WALL STREET JOURNAL, Midwest Edition, or the publication ceases to be published, then AGCAPCO will set the interest rate by using a comparable index or reference rate.)

Interest on all loans shall be payable monthly with principal, according to the REPAYMENT section of this agreement, except Note No. 4580, which shall be payable quarterly, according to the REPAYMENT section of this agreement.

NOTES AND SECURITY: Advances made hereunder, and any sums henceforth lent to BORROWER by AGCAPCO, shall be evidenced by a promissory note or notes acceptable to AGCAPCO, and shall be secured by existing security, and new security which includes a first security interest in all Accounts, assumed Real Estate Mortgages in the original amount of the real estate loans for Burnsville and Sauk Rapids, Minnesota; Fargo and Minot, North Dakota; Flagstaff, Arizona; and San Diego, California; and a new security interest in all assets purchased or owned and located in Texas as a result of the purchase of Mega Equipment Company.


July 25, 1996                          2                       LOAN AGREEMENT

All property under lien to AGCAPCO as security for loans hereunder, or as security for loans hereafter made, shall be security to the extent thereof for all loans made by AGCAPCO to BORROWER.

PREPAYMENT PENALTIES: Prepayment of principal may be subject to prepayment expense. Such expense shall be based on the difference between AGCAPCO's cost of like funds to maturity at the time of the prepayment and the existing fixed lending rate to BORROWER. Such expense shall be calculated to preserve AGCAPCO's yield and cover any costs incurred by AGCAPCO in funding, note placement and/or note sale arrangements. (PLEASE SPECIFICALLY ACKNOWLEDGE
YOUR UNDERSTANDING OF THE PREPAYMENT PENALTY BY INITIALLING HERE:     )
                                                                 -- --

LIMITATION ON ADVANCES: The total seasonal loan outstanding under this or any loan agreement between AGCAPCO and BORROWER shall not exceed the amount shown in the above heading.

Advances on Seasonal Loan, Note No. 23650, shall be limited to $12,000,000, unless required to fund drafts drawn on letter of credit specifically approved by AGCAPCO.

Further, advances on Seasonal Loan, Note No. 23650, shall be limited to 90% of new whole goods inventories from suppliers other than John Deere net of floor planning and unpaid accounts payable on such inventories, and 90% of accounts receivable net of the allowance for doubtful accounts, based on monthly collateral reports in such form as acceptable to AGCAPCO.

Advances on Bridge Loan, Note No. 23640, shall not be permitted prior to completion of Letter of Intent and execution of documentation contemplated by the Letter of Intent dated July 11, 1996, for the purchase of assets of Mega Equipment Company.

FIXED RATE ADVANCES AND MATURITIES: It is agreed the interest rate may at BORROWER's option be fixed on any term loan indebtedness not already subject to a fixed rate of interest ("fixed rate amount") under this agreement as follows:

     1. Fixed rate amounts shall be in $100,000 increments, unless otherwise agreed by AGCAPCO.

     2. Each fixed rate amount and each selected maturity date will be treated as a separate indebtedness for interest rate purposes.

     3. Each term loan fixed rate amount and selected maturity date must be approved by AGCAPCO and compatible with BORROWER's overall term loan repayment schedule.

     4. BORROWER may receive next day interest rate quotes if a firm request is placed and accepted by AGCAPCO before 12:00 p.m. (Central) on any business day.

     5. Upon maturity of each fixed term amount, BORROWER may convert the fixed rate amount to a new fixed interest rate and maturity date acceptable to AGCAPCO, or convert the fixed rate amount to the variable term loan rate, or repay the fixed rate amount.

     6. Each fixed rate amount shall be summarized in a written notice of confirmation (the "confirmation") to BORROWER. Each confirmation shall reference and confirm at least the following:

                   a. Applicable Note No.
                   b. The fixed rate amount
                   c. The rate of interest
                   d. The effective date
                   e. The maturity date


July 25, 1996                         3                       LOAN AGREEMENT

     7. BORROWER agrees that the confirmation shall verify the understanding reached by the parties, and that BORROWER shall be bound by the confirmation without its signature; provided, however, if there is an error in the confirmation, BORROWER shall notify AGCAPCO of the error within five days after receipt of the confirmation and an appropriate correction will be made.

     8. If there is a question on the interest rate applicable to the fixed rate amount, the rate as established by AGCAPCO for such amount shall be controlling.

CONDITIONS: While this loan agreement is in effect, BORROWER agrees to comply with the following conditions:

a. INSURANCE: BORROWER will obtain normal business and casualty insurance, as required by AGCAPCO, with financially sound insurers, in amounts sufficient to protect AGCAPCO, with a loss payable clause in favor of AGCAPCO.

b. FINANCIAL INFORMATION: BORROWER will furnish AGCAPCO with monthly financial statements, collateral reports, and annual unqualified audits, and such other information as AGCAPCO may request relative to BORROWER's business, and permit such examination of its books and records as AGCAPCO may specify. BORROWER also agrees that parties preparing such financial information are authorized to release to AGCAPCO such financial information as AGCAPCO may request.

c. BUDGET: BORROWER will provide an operating budget and cashflow forecast to AGCAPCO within 90 days of fiscal year-end.

d. APPLICATION OF PAYMENTS: AGCAPCO, as its discretion, may apply payments to the reduction of any of the indebtedness outstanding between AGCAPCO and BORROWER.

e. NEGATIVE PLEDGE: BORROWER will not mortgage, pledge, assign, grant security interests, or otherwise encumber any assets pledged to AGCAPCO, to any other party, nor will it guarantee the obligations of any other party, without the prior written consent of AGCAPCO.

f. MAINTENANCE OF COLLATERAL: BORROWER will maintain all collateral pledged to AGCAPCO in good, saleable condition, and in compliance with all applicable laws, regulations, and orders, and apply payments from sales of collateral which occur outside the ordinary course of business, to outstanding loan balances.

g. DISPOSAL OF ASSETS: BORROWER will not sell, lease, transfer, or dispose of any material part of its assets without written consent of AGCAPCO, other than in the ordinary course of business.

h. PAYMENT OF TAXES, OTHER OBLIGATIONS: BORROWER will pay all federal, state and local taxes, license fees or similar charges, and all accounts payable or other obligations, as they become due.

i. TOTAL DEBT TO NET WORTH: BORROWER will maintain a maximum ratio of total debt to net worth of 5.5 to 1.0.

j. CURRENT RATIO: BORROWER will maintain a minimum ratio of current assets to current liabilities of 1.1 to 1.0.

REPAYMENT: Without limiting the right of AGCAPCO to demand payment in full or in part in the event of a default hereunder, the indebtedness arising from the loans hereunder shall be repaid as follows:

JULY 25, 1996                            4                     LOAN AGREEMENT

     1. Term Loan, Note No. 4550, with a present balance of $40,358.69, shall be repaid in equal monthly payments of principal and interest of $1,200. AGCAPCO reserves the right to adjust the principal and interest payment based on an original amortization of 7 years, and changes in interest rates. This note matures and all outstanding principal and interest shall be payable October 1, 1999.

     2. Term Loan, Note No. 4560, with a present balance of $99,825.30, shall be repaid in equal monthly payments of principal and interest of $2,045.00. This note matures and all outstanding principal and interest shall be payable February 15, 2001.

     3. Term Loan, Note No. 4580, with a present balance of $15,000.00, shall be repaid in quarterly principal payments of $15,000 each July, October, January and April. AGCAPCO reserves the right to adjust the principal and interest payment based on an original amortization of 15 years, and changes in interest rates. This note matures and all outstanding principal and interest shall be payable October 1, 1996.

     4. Term Loan, Note No. 4910, with a present balance of $223,281.83, shall be repaid in equal monthly payments of principal and interest of $4,567.33. This note matures and all outstanding principal and interest shall be payable October 1, 2001.

     5. Term Loan, Note No. 5800, with a present balance of $771,538.62, shall be repaid in level monthly principal and interest payments of $9,400.00 The note matures and all outstanding principal and interest shall be payable June 28, 2002.

     6. Term Loan, Note No. 10050, with a present balance of $234,081.25 shall be repaid in level monthly principal and interest payments of $2,900.00. The note matures and all outstanding principal and interest shall be payable June 28, 2002.

     7. Term Loan, Note No. 12690, with a present balance of $68,047.52 shall be repaid in level monthly principal and interest payments of $1,000.00. The note matures and all outstanding principal and interest shall be payable June 28, 2002.

     8. Term Loan, Note No. 12700, with a present balance of $389,722.88, shall be repaid in level monthly principal and interest payments totaling $4,000.00. The note matures and all outstanding principal and interest shall be payable June 28, 2002.

     9. Term Loan, Note No. 17610, with a present balance of $362,680.71, shall be repaid in equal monthly principal and interest payments of $3,400.00. The note matures and all outstanding principal and interest shall be payable on August 1, 2005.

     10. Term Loan, Note No. 20020, with a present balance of $884,971.77, shall be repaid in equal monthly payments of principal and interest of $8,370. AGCAPCO reserves the right to adjust the principal and interest payment based on an original amortization of 15 years, and changes in interest rates. The note matures and all outstanding principal and interest shall be payable February 1, 2006.

     11. Term Loan, Note No. 20050, with a present balance of $837,907.03 shall be repaid in equal monthly principal and interest payments of $8,110. AGCAPCO reserves the right to adjust the principal and interest payment based on an original amortization of 15 years, and changes in interest rates. The note matures and all outstanding principal and interest shall be payable on February 1, 2006.

     12. Bridge Loan, Note No. 23460, with an original balance of $8,500,000, shall mature and all outstanding principal and interest shall be payable December 1, 1996.

JULY 25, 1996                            5                     LOAN AGREEMENT

     13. Seasonal Loan, Note, No. 23650, of not to exceed $13,245,000, shall mature and all outstanding principal and interest shall be payable on September 1, 1996.

LATE FEE PENALTY: Payments received by AGCAPCO 15 calendar days after the scheduled repayment date are subject to a late payment penalty equal to 1% of the past due amount but not less than $25.00 per late payment, subject to the maximum amount allowable by North Dakota Law.

EXPIRATION: The unadvanced portion of any commitment hereunder shall be canceled as indicated below; provided, however, AGCAPCO may, at its option, and without notice, extend the expiration date on the loans specified in the agreement and the maturity date of the seasonal loan without the consent of BORROWER.

         Seasonal Loan, Note No. 23650:       June 1, 1997
         Bridge Loan, Note No. 23640:         December 1, 1996

REINSTATEMENT: In order to facilitate repayments and reborrowings under this loan agreement, AGCAPCO is hereby authorized to reinstate all sums repaid on the seasonal loan through the expiration date specified in this agreement, provided, however, that the total amount outstanding hereunder shall not exceed the face amount of the seasonal loan; and provided, further, that the right of BORROWER to such reinstatement may be denied and canceled at any time at the option of AGCAPCO.

DEFAULT PROVISION: If BORROWER shall fail to pay when due any amount on any of the loans hereunder, or on any other indebtedness of BORROWER secured hereby, or shall fail to observe or perform any of the provisions or representations of this agreement, or of any notes, security agreements, or mortgages entered into in connection with this loan agreement, or upon commencement of any bankruptcy or insolvency proceedings involving BORROWER, or should AGCAPCO in good faith deem itself insecure, BORROWER shall be in default hereunder. When BORROWER is in default, interest shall continue at the normal rate and AGCAPCO may declare by written notice to BORROWER that all such loans and other indebtedness are immediately due and payable, and AGCAPCO may terminate its commitments and any reinstatement rights hereunder, proceed to enforce payment under any guarantees and to exercise any or all of the rights afforded to AGCAPCO by law or agreement. Upon demand, BORROWER shall pay to AGCAPCO all attorney's fees and costs incurred by AGCAPCO in protecting or enforcing its rights under this agreement or collateral securing this loan, including reasonable attorney's fees incurred by AGCAPCO in a bankruptcy or receivership proceeding or in enforcing any judgment against BORROWER.

SAVINGS CLAUSE: It is expressly agreed between the parties to this agreement that if any covenant, condition or restriction contained in this agreement, or any portion thereof is deemed invalid or void, such invalidity or voidness shall in no way affect any other covenant, term, condition or restriction in this agreement.

GOVERNING LAW: The terms and conditions of this agreement shall be governed as to validity, interpretation, effect and in all respects by the laws and decisions of the State of North Dakota.

ACCEPTANCE: This loan agreement is the full agreement between the parties. It may not be modified except in writing, and shall not become effective unless BORROWER shall, within 30 days from date, signify its acceptance of the terms and conditions hereof by signing and returning a copy of this agreement to AGCAPCO.

APPROVED by Ag Capital Company this 25th day of July, 1996.

AGCAPCO:           Ag Capital Company



                   By /s/ Thomas K. Espel
                     --------------------------------
                     Thomas K. Espel, Manager

JULY 25, 1996                            6                     LOAN AGREEMENT

AGREED AND ACCEPTED

BORROWER:          RDO Equipment Co., a North Dakota corporation
                   (d/b/a McLean County Implement, Inc. and Red River
                   Implement, Inc.)


                   By: /s/ Ronald D. Offutt
                      -------------------------------
                       Ronald D. Offutt, President
                       July 31, 1996


                   By: /s/ Allan F. Knoll
                      --------------------------------
                        Allan F. Knoll, Secretary
                        July 30, 1996






JULY 25, 1996                            7                     LOAN AGREEMENT

ID NO. 221
                            SEASONAL NOTE NO. 23650

$13,245,000.00                 RDO EQUIPMENT CO.
                          A NORTH DAKOTA CORPORATION
      D/B/A MCLEAN COUNTY IMPLEMENT, INC., AND RED RIVER IMPLEMENT, INC.

                                                             FARGO, NORTH DAKOTA
                                                                   JULY 25, 1996

        FOR VALUE RECEIVED, the undersigned promises to pay to the order of Ag Capital Company, a Delaware corporation (the "Lender"), at its office in Fargo, North Dakota, or at such other place as any present or future holder of this Note may designate from time to time, the principal sum of (i) $13,245,000.00, or (ii) the aggregate unpaid principal amount of all advances of credit made by the Lender to the undersigned pursuant to this Note as shown in the records of any present or future holder of this Note, whichever is less, plus interest thereon from the date of each advance in whole or in part included in such amount until this Note is fully paid. Interest will be computed on the basis of the actual number of days elapsed and a 365-day year, at a variable rate of Prime ("Prime" shall be the highest Prime rate reported in the WALL STREET JOURNAL, Midwest Edition, as it adjusts daily. If such rate is not published in the WALL STREET JOURNAL, Midwest Edition, or the publication ceases to be published, then AGCAPCO will set the interest rate by using a comparable index or reference rate.) as such Rate is defined in that certain Loan Agreement dated July 25, 1996 by and between the undersigned and the Lender (hereinafter, the "Loan Agreement") or at such other rate as may be determined pursuant to the terms of such Loan Agreement. Interest is payable on the first day of each calendar month and at maturity. Payments received fifteen (15) or more calendar days after the scheduled repayment date are subject to a late payment penalty equal to 1% of the past due amount but not less than $25.00 per late payment, subject to the maximum amount allowable by North Dakota law. This Note matures on June 1, 1997.

        Advances of the principal amount shall be made as set forth in the Loan Agreement.

        Amounts may be advanced and readvanced under this Note at the Lender's sole discretion, provided the principal balance outstanding shall not exceed the amount first above written. Nothing contained in this Note or any other agreement or writing shall limit or impair the right of the holder hereof to demand payment of this Note at any time if there is a default under the Loan Agreement or any other agreement between the undersigned and the Lender. The undersigned acknowledge and understand that this Note is cross-collateralized with all loans to Borrower, and it is agreed and acknowledged by the undersigned that a default in any of the terms and conditions of any loans to Borrower, shall constitute a default under this Note. In the event there is a default by the undersigned in the terms and conditions of any agreement with the Lender, the Lender shall be entitled to exercise all remedies allowable by law and to accelerate all amounts then due and owing under this Note.

        The undersigned and each endorser, guarantor and surety of this Note jointly and severally (i) agree to pay this Note; (ii) guarantee payment of this Note; (iii) waive demand, presentment, protest, notice of dishonor and notice of nonpayment of this Note; (iv) consent to any extension or renewal of this Note without notice; (v) consent to the release of any of them by any present or future holder of this Note with or without consideration or notice; (vi) exonerate any present or future holder of this Note from any duty or obligation to make demand on anyone for payment of any security or delivery of any guaranty for this Note or to give notice to anyone of nonpayment thereof or to collect or sell the same; (vii) consent to the extension, renewal, exchange, subordination, surrender or release of any security for this Note by any present or future holder of this Note with or without consideration or notice; (viii) agree that no act, omission or thing, except full payment of this Note.

JULY 25, 1996                          1                SEASONAL NOTE NO. 23670
which but for this provision could act as a release or impairment of their liability, shall in any way release, impair, or affect the liability of any of them; (ix) agree to pay on demand all costs and expenses of all present and future holders of this Note in connection with this Note and any security and guaranties for this Note, including without limitation reasonable attorneys' fees, plus interest on such amounts at the rate set forth in this Note; and (x) consent to the personal jurisdiction of the state and federal courts located in the State of North Dakota in connection with any controversy related in any way to this Note or any security or guaranty of this Note, waive any argument that venue in such forums is not convenient, and agree that any litigation initiated by any of them against the Lender or any other present or future holder of this Note relating in any way to this Note or any security or guaranty for this Note shall be venued in either the District Court of North Dakota, or the United States District Court, District of North Dakota. Interest on any amount under this Note shall continue to accrue, at the option of any present or future holder of this Note, until such holder receives final payment of such amount in collected funds in form and substance acceptable to such holder.

        No waiver of any right or remedy under this Note shall be valid unless in writing executed by the holder of this Note, and any such waiver shall be effective only in the specific instance and for the specific purpose given. All rights and remedies of all present and future holders of this Note shall be cumulative and may be exercised singly, concurrently or successively. The undersigned, if more than one, shall be jointly and severally liable under this Note, and the term "undersigned," wherever used in this Note, shall mean the undersigned or any one or more of them. This Note shall be governed by and construed in accordance with the laws of the State of North Dakota.

        It is not Lender's or Borrower's intention or desire to breach any applicable usury or maximum finance charge or interest rate law. Therefore, if any interest rate, penalty, fee or cost provided for herein shall exceed that which is allowed pursuant to any applicable statute or law, said amount shall be deemed by the parties hereto to be modified so as to conform to and equal the maximum amount allowed by said statute or law and any over payment shall be applied against principal as of the date of such payment.

        THE UNDERSIGNED REPRESENTS, CERTIFIES, WARRANTS AND AGREES THAT THE UNDERSIGNED HAS READ ALL OF THIS NOTE AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS NOTE. THE UNDERSIGNED ALSO AGREES THAT COMPLIANCE BY ANY PRESENT OR FUTURE HOLDER OF THIS NOTE WITH THE EXPRESS PROVISIONS OF THIS NOTE SHALL CONSTITUTE GOOD FAITH AND SHALL BE CONSIDERED REASONABLE FOR ALL PURPOSES.

RDO Equipment Co., a North Dakota corporation
(d/b/a McLean County Implement, Inc. and Red River Implement, Inc.)



By: /s/ Ronald D. Offutt
-----------------------------------
Ronald D. Offutt, President
July 31, 1996



By: /s/ Allan F. Knoll
------------------------------------
Allan F. Knoll, Secretary
July 31, 1996


JULY 25, 1996                          2                SEASONAL NOTE NO. 23670

ID NO. 221

                              SECURITY AGREEMENT

                                              DATE:         JULY 25, 1996

DEBTOR:     RDO EQUIPMENT CO.                 SECURED
            A NORTH DAKOTA CORPORATION        PARTY:        AG CAPITAL COMPANY
ADDRESS:    P.O. BOX 7160                     ADDRESS:      P.O. BOX 2271
            FARGO, ND 58109-7160                            FARGO, ND 58108


1. SECURITY INTEREST. To secure the payment and performance of each and every debt, liability and obligation of every type and description which the Debtor may now or at any time owe to the Secured Party, whether now existing or hereafter arising, direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, independent, joint, several or joint and several, including, but not limited to those notes under Loan Agreement, dated July 25, 1996, (all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"), the Debtor grants the Secured Party a security interest (the "Security Interest") in the following property (the "Collateral"):

        Machinery and equipment, rental inventories, new inventories other than those supplied by John Deere, and attachments to those inventories, and non-John Deere parts, now owned or hereafter acquired;

        All accounts, including but not limited to land contract for deed rights, other rights to payment, and general intangibles of the Debtor, investments, together with all rights, liens, security interests and other interests which the Debtor may at any time have by law or agreement against any account debtor or obligor, and any proceeds of the above, whether now owned or hereafter acquired;

        Assets owned or acquired by Debtor, located in Texas, including, without limitation, all inventory, parts, used equipment, new equipment, rental fleet, attachments, and work in process owned by Mega Equipment Company wherever located together with the fixed assets of the business which shall include, without limitation, all motor vehicles, tools, shop equipment, supplies, furniture, computers, office equipment, computer software, and fixtures, together with all trademarks and tradenames (if any), customer lists and records, and goodwill.

        Proceeds of the above whether now owned or hereafter acquired.

2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The Debtor represents, warrants and agrees as follows:

        a. The Debtor is a North Dakota corporation and the mailing address of the Debtor's chief executive office is shown at the beginning of this Agreement. The Debtor shall give the Secured Party prior written notice of any change in such address or the Debtor's name. The Debtor has authority to execute and perform this Agreement.

JULY 25, 1996                          1                     SECURITY AGREEMENT

     b. The Debtor is the owner of the Collateral, or will be the owner of the Collateral hereafter acquired, free of all security interests, liens and encumbrances. The Debtor shall not permit any security interest, lien or encumbrance, other than the Security Interest and any other security interest of the Secured Party, to attach to any Collateral without the prior written consent of the Secured Party. The Debtor shall defend the Collateral against the claims and demands of all persons other than the Secured Party, and shall promptly pay all taxes, assessments and other government charges upon or against the Debtor, and at the request of the Secured Party, shall furnish the Secured Party with a statement or statements executed by all persons who have or claim an interest in the real estate, in form acceptable to the Secured Party, which statement or statements shall provide that such persons consent to the Security Interest.

     c. The Debtor shall not sell or otherwise dispose of any Collateral or any interest therein without the prior written consent of the Secured Party, except that, until the occurrence of an Event of Default or the revocation by the Secured party of the Debtor's right to do so, the Debtor may sell any Collateral constituting inventory in the ordinary course of business at prices constituting the fair market value thereof. For purposes of this Agreement, a transfer in partial or total satisfaction of a debt, obligation or liability shall not constitute a sale or lease in the ordinary course of business.

     d. Each account, instrument, chattel paper, other right to payment and general intangible constituting Collateral is, or will be when acquired, the valid, genuine and legally enforceable obligation of the account debtor or other obligor named therein or in the Debtor's records pertaining thereto as being obligated to pay such obligation, subject to no defense, setoff or counterclaim. The Debtor shall not, without the prior written consent of the Secured Party, agree to any material modification or amendment of any such obligation or agree to any cancellation or subordination of any such obligation.

     e. The Debtor shall (I) keep all tangible Collateral in good condition and repair, normal depreciation excepted; (ii) from time to time replace any worn, broken or defective parts thereof; (iii) promptly notify the Secured Party of any loss of or material damage to any Collateral or of any adverse change in the prospect of payment of any account, instrument, chattel paper, other right to payment or general intangible constituting Collateral;
(iv) not permit any violation of any federal, state or local law; (v) keep all tangible Collateral insured in such amounts, against such risks and in such companies as shall be acceptable to the Secured Party, with clauses in favor of the Secured party as LIENHOLDER/LOSS PAYEE to the extent of its interest in form acceptable to the Secured Party (including without limitation a provision for at least 10 days' prior written notice to the Secured Party of any cancellation or modification of such insurance), and deliver policies or certificates of such insurance to the Secured Party; (vi) at the Debtor's principal place of business, keep accurate and complete records pertaining to the Collateral and the Debtor's financial condition, business and property, and submit to the Secured Party such periodic reports concerning the Collateral and the Debtor's financial condition, business and property as the Secured Party may from time to time request; (vii) at all reasonable times permit the Secured Party and its representatives to examine and inspect any Collateral, and to examine, inspect and copy the Debtor's records pertaining to the Collateral and the Debtor's financial condition, business and property;
(viii) at the Secured Party's request, promptly execute, endorse and deliver such financing statements and other instruments, documents, chattel paper and writings and take such other actions deemed by the Secured Party to be necessary or desirable to establish, protect,


JULY 25, 1996                          2                     SECURITY AGREEMENT
perfect or enforce the Security Interest and the rights of the Secured Party under this Agreement and applicable law including, but not limited to, pay all costs of filing financing statements and other writings in all public offices where filing is deemed by the Secured Party to be necessary or desirable.

3. COLLECTION RIGHTS. At any time before or after an Event of Default, the Secured party may, and at the request of the Secured Party the Debtor shall, promptly notify any account debtor or obligor of any account, instrument, chattel paper, other right to payment or general intangible constituting Collateral that the same has been assigned to the Secured Party and direct such account debtor or obligor to make all future payments to the Secured Party.

4. LIMITED POWER OF ATTORNEY. If the Debtor at any time fails to perform or observe any agreement herein, the Secured Party, in the name and on behalf of the Debtor or, at its option, in its own name, may perform or observe such agreement and take any action which the Secured Party may deem necessary or desirable to cure or correct such failure. The Debtor irrevocably authorizes Secured Party and grants the Secured Party a limited power of attorney in the name and on behalf of the Debtor or, at its option, in its own name, to collect, receive, receipt for, create, prepare, complete, execute, endorse, deliver and file any and all financing statements, insurance applications, remittances, instruments, documents, chattel paper and other writings, to grant any extension to, compromise, settle, waive, notify, amend, adjust, change and release any obligation of any account debtor, obligor, insurer or other person pertaining to any Collateral, and to take any other action deemed by the Secured Party to be necessary or desirable to establish, perfect, protect or enforce the Security Interest. All of the Secured Party's advances, charges, costs and expenses, including without limitation reasonable attorneys' fees, in connection with the Obligations and in the protection and exercise of any rights or remedies hereunder, together with interest thereon at the highest rate then applicable to any of the Obligations, shall be secured hereunder and shall be paid by the Debtor to the Secured Party on demand.

5. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default": (a) any default in the payment or performance of any of the Obligations; or (b) any default under the terms of this Agreement or any other note, obligation, agreement, mortgage or other writing heretofore, herewith or hereafter given to or acquired by the Secured Party to which the Debtor or any maker, endorser, guarantor or surety of any of the Obligations or any other person providing security for any of the Obligations or for any guaranty of any of the Obligations is a party; or (c) the insolvency, death, dissolution, liquidation, merger or consolidation of the Debtor or any such maker, endorser, guarantor, surety or other person; or
(d) any appointment of a receiver, trustee or similar officer of any property of the Debtor or any such maker, endorser, guarantor, surety or other person; or (e) any assignment for the benefit of creditors of the Debtor or any such maker, endorser, guarantor, surety or other person; of (f) any commencement of any proceeding under any bankruptcy, insolvency, dissolution, liquidation or similar law by or against the Debtor or any such maker, endorser, guarantor, surety or other person; or (g) the sale, lease or other disposition (whether in one transaction or in a series of transactions) to one or more persons other than in the ordinary course of business of all or a substantial part of the assets of the Debtor or any such maker, endorser, guarantor, surety or other person; or (h) the death, dissolution or liquidation of any partner of the Debtor or any such maker, endorser, guarantor, surety or other person; or (i) the entry of any judgment against the Debtor or any such maker, endorser, guarantor, surety or other person which is not

JULY 25, 1996                          3                     SECURITY AGREEMENT
discharged in a manner acceptable to the Secured Party within 30 days after such entry; or (j) the issuance or levy of any writ, warrant, attachment, garnishment, execution or other process against any property of the Debtor or any such maker, endorser, guarantor, surety or any other person; or (k) the attachment of any tax lien to any property of the Debtor or any such maker, endorser, guarantor, surety or other person; or (l) any statement, representation or warranty made by the Debtor or any such maker, endorser, guarantor, surety or other person (or any representative of the Debtor or any such maker, endorser, guarantor, surety or other person) to the Secured Party at any time shall be incorrect or misleading in any material respect when made; or (m) there is a material adverse change in the condition (financial or otherwise), business or property of the Debtor or any such maker, endorser, guarantor, surety or other person; or (n) the Secured Party shall in good faith believe that the prospect for due and punctual payment or performance of any of the Obligations, this Agreement or any other note, obligation, agreement or mortgage heretofore, herewith or hereafter given to or acquired by the Secured Party in connection with any of the Obligations is impaired.

6. REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party may exercise any one or more of the following rights and remedies: (a) declare all Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand, all of which are hereby waived by the Debtor; (b) require the Debtor to assemble all or any part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties; (c) exercise and enforce any and all rights and remedies available upon default under this Agreement, the Uniform Commercial Code, and any other applicable agreements and laws. If notice to the Debtor of any intended disposition of Collateral or other action is required, such notice shall be deemed reasonably and properly given if mailed by regular or certified mail, postage prepaid, to the Debtor at the address stated at the beginning of this Agreement or at the most recent address shown in the Secured Party's records, at least 10 days prior to the action described in such notice. The Debtor consents to the personal jurisdiction of the state and federal courts located in the State of North Dakota in connection with any controversy related to this Agreement, the Collateral, the Security Interest or any of the Obligations, waives any argument that venue in such forums is not convenient, and agrees that any litigation initiated by the Debtor against the Secured Party in connection with this Agreement, the Collateral, the Security Interest or any of the Obligations shall be venued in either the District Court of North Dakota, or the United States District Court, District of North Dakota.

7. MISCELLANEOUS. A carbon, photographic or other reproduction of this Agreement is sufficient as a financing statement. This Agreement cannot be waived, modified, amended, abridged, supplemented, terminated or discharged and the Security Interest cannot be released or terminated, except by a writing duly executed by the Secured Party. A waiver shall be effective only in the specific instance and for the specific purpose given. A partial waiver of any condition herein or breach hereof shall not be construed as a complete waiver of such condition or breach. No delay or failure to act shall preclude the exercise or enforcement of any of the Secured Party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly, concurrently or enforcement of any one such right or remedy shall not be a condition to or bar the exercise or enforcement of any other. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns and shall take effect when executed by the Debtor and delivered to the Secured Party,

JULY 25, 1996                          4                     SECURITY AGREEMENT
and the Debtor waives notice of the Secured Party's acceptance hereof. This Agreement shall be freely assignable by the Secured Party. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation, payment and performance of the Obligations. This Agreement shall be governed by and construed in accordance with the laws of the State of North Dakota.

THE DEBTOR REPRESENTS, CERTIFIES, WARRANTS AND AGREES THAT THE DEBTOR HAS READ ALL OF THIS AGREEMENT AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS AGREEMENT. THE DEBTOR ALSO AGREES THAT COMPLIANCE BY THE SECURED PARTY WITH THE EXPRESS PROVISIONS OF THIS AGREEMENT SHALL CONSTITUTE GOOD FAITH AND SHALL BE CONSIDERED REASONABLE FOR ALL PURPOSES.

DEBTOR:  RDO Equipment Co., a North Dakota corporation
         (d/b/a McLean County Implement, Inc., and Red River Implement, Inc.)



         By: /s/ Ronald D. Offutt
             -----------------------------------
         Ronald D. Offutt, President
         July 31, 1996



         By: /s/ Allan F. Knoll
             -----------------------------------
         Allan F. Knoll, Secretary
         July 30, 1996





















JULY 25, 1996                          5                     SECURITY AGREEMENT

ID NO. 221


                                 BRIDGE NOTE NO. 23640
$8,500,000.00
                                   RDO EQUIPMENT CO.
                              A NORTH DAKOTA CORPORATION
            d/b/a MCLEAN COUNTY IMPLEMENT, INC., AND RED RIVER IMPLEMENT, INC.


                                                            FARGO, NORTH DAKOTA
                                                                  JULY 25, 1996


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of Ag Capital Company, a Delaware corporation (the "Lender"), at its office in Fargo, North Dakota, or at such other place as any present or future holder of this Note may designate from time to time, the principal sum of (i) $8,500,000.00, or (ii) the aggregate unpaid principal amount of all advances of credit made by the Lender to the undersigned pursuant to this Note as shown in the records of any present or future holder of this Note, whichever is less, plus interest thereon from the date of each advance in whole or in part included in such amount until this Note is fully paid. Interest will be computed on the basis of the actual number of days elapsed and a 365-day year, at a variable rate of Prime as such Prime Rate is defined in that certain Loan Agreement dated July 25, 1996 by and between the undersigned and the Lender (hereinafter, the "Loan Agreement") or at such other rate as may be determined pursuant to the terms of such Loan Agreement. Interest is payable on the first day of each month and at maturity. Payments received fifteen (15) or more calendar days after the scheduled repayment date are subject to a late payment penalty equal to 1% of the past due amount but not less than $25.00 per late payment, subject to the maximum amount allowable by North Dakota law. This Note matures on December 1, 1996.

     Nothing contained in this Note or any other agreement or writing shall limit or impair the right of the holder hereof to demand payment of this Note at any time if there is a default under the Loan Agreement or any other agreement between the undersigned and the Lender. The undersigned acknowledge and understand that this Note is cross-collateralized with all loans of Borrower, and it is agreed and acknowledged by the undersigned that a default in any of the terms and conditions of any loans to Borrower, shall constitute a default under this Note. In the event there is a default by the undersigned in the terms and conditions of any agreement with the Lender, the Lender shall be entitled to exercise all remedies allowable by law and to accelerate all amounts then due and owing under this Note.

     The undersigned and each endorser, guarantor and surety of this Note jointly and severally (i) agree to pay this Note; (ii) guarantee payment of this Note; (iii) waive demand, presentment, protest, notice of dishonor and notice of nonpayment of this Note; (iv) consent to any extension or renewal of this Note without notice; (v) consent to the release of any of them by any present or future holder of this Note with or without consideration or notice; (vi) exonerate any present or future holder of this Note from any duty or obligation to make demand on any one for payment of any security or delivery of any guaranty for this Note or to give notice to anyone of nonpayment thereof or to collect or sell the same; (vii) consent to the extension, renewal, exchange, subordination, surrender or release of any security for this Note by any present or future holder of this Note with or without consideration or notice; (viii) agree that no act, omission or thing, except full payment of this Note, which but for this provisions could act as a release or impairment of their liability, shall in any way release, impair, or affect the liability of any of them; (ix) agree to pay on demand all costs and expenses of all present and future holders of this Note in connection with this Note and any security and guaranties for this Note, including without limitation reasonable attorneys' fees, plus interest on such amounts at the rate set forth in this Note; and (x) consent to the personal jurisdiction of the state and federal courts located in the State of North Dakota in connection with any controversy related in any way to this Note or any security or guaranty of this Note, waive any


July 25, 1996                          1               Term Loan, Note No. 23640
argument that venue in such forums is not convenient, and agree that any litigation initiated by any of them against the Lender or any other present or future holder of this Note relating in any way to this Note or any security or guaranty for this Note shall be venued in either the District Court of North Dakota, or the United States District Court, District of North Dakota. Interest on any amount under this Note shall continue to accrue, at the option of any present or future holder of this Note, until such holder receives final payment of such amount in collected funds in form and substance acceptable to such holder.

     No waiver of any right or remedy under this Note shall be valid unless in writing executed by the holder of this Note, and any such waiver shall be effective only in the specific instance and for the specific purpose given. All rights and remedies of all present and future holders of this Note shall be cumulative and may be exercised singly, concurrently or successively. The undersigned, if more than one, shall be jointly and severally liable under this Note, and the term "undersigned," wherever used in this Note, shall mean the undersigned or any one or more of them. This Note shall be governed by the construed in accordance with the laws of the State of North Dakota.

     It is not Lender's or Borrower's intention or desire to breach any applicable usury or maximum finance charge or interest rate law. Therefore, if any interest rate, penalty, fee or cost provided for herein shall exceed that which is allowed pursuant to any applicable statute or law, said amount shall be deemed by the parties hereto to be modified so as to conform to and equal the maximum amount allowed by said statute or law and any over payment shall be applied against principal as of the date of such payment.

THE UNDERSIGNED REPRESENTS, CERTIFIES, WARRANTS AND AGREES THAT THE UNDERSIGNED HAS READ ALL OF THIS NOTE AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS NOTE. THE UNDERSIGNED ALSO AGREES THAT COMPLIANCE BY ANY PRESENT OR FUTURE HOLDER OF THIS NOTE WITH THE EXPRESS PROVISIONS OF THIS NOTE SHALL CONSTITUTE GOOD FAITH AND SHALL BE CONSIDERED REASONABLE FOR ALL PURPOSES.

RDO Equipment Co., a North Dakota corporation
(d/b/a McLean County Implement, Inc. and Red River Implement, Inc.)

By: /s/ Ronald D. Offutt
   ----------------------------
Ronald D. Offutt, President
July 31, 1996


By: /s/ Allan F. Knoll
   ----------------------------
Allan F. Knoll, Secretary
July 30, 1996


July 25, 1996                          2               Term Loan, Note No. 23640